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                                                                  Exhibit 10.26



                              FORBEARANCE AGREEMENT


                  This FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "FORBEARANCE AGREEMENT") is dated as of the 18th day of December, 2000, by and among the Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

                  1. Reference is made to:

                  A. That certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000 (collectively, the "CREDIT AGREEMENT"), pursuant to which the Lenders provided to the Borrower and the Co-Borrower a revolving credit facility in the maximum principal amount of $114,444,444.46, Term Loans A in the principal amount of $143,055,555.54 and Term Loans B in the principal amount of $177,500,000.00. In accordance with the terms of the Credit Agreement, the revolving credit loans were limited under the Waiver in an amount not in excess of $82,124,375 during the period from December 1, 2000, through December 31, 2000; and

                  B. That certain Guaranty and Suretyship Agreement executed by Action Rent-to-Own Holdings of South Carolina, Rent-Way of Tomorrow, Inc., Rent-Way of Michigan, Inc., and Rent-Way Developments, Inc. (the "Guarantors") dated as of September 23, 1999, in favor of the Administrative Agent and the Lenders (the "Guaranty Agreement") pursuant to which the Guarantors guaranteed, among other obligations, the Revolving Credit Loans, the Term Loans A and the Term Loans B; and

                  C. Various Events of Default, as defined in the Credit Agreement, have occurred and are continuing which, among others include, but are not limited to, the Events of Default occurring by reason of:


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                           (a) the independent certified public accountants of
                           the Loan Parties having reported that the adjustment required to be made to the unaudited consolidated financial statements of the Borrower for the fiscal year ended September 30, 2000, shall result in a negative impact to such consolidated financial statements of the Borrower in excess of $35,000,000 on a pre-tax basis;

                           (b) as a result of the adjustment described in item
                           (a) above, the Loan Parties have failed to comply with the following provisions of the Credit Agreement as measured at the end of one or more fiscal quarters during the fiscal year ended September 30, 2000:
                           Section 8.2.16 [Maximum Leverage Ratio], Section
                           8.2.18 [Minimum Interest Coverage Ratio], Section
                           8.2.19 [Minimum Net Worth], Section 8.2.20 [Fixed Charge Coverage Ratio] and Section 8.2.21 [Rental Merchandise Usage] (with respect to both utilization covenants for personal computers and other Rental Merchandise);

                           (c) The existence of other Events of Default set forth in Section 2 of the Waiver dated as of November 16, 2000, among the Loan Parties, the Administrative Agent and the Lenders; and

                           (d) A default under Section 8.1.13 of the Credit Agreement by reason of the failure of the Loan Parties to have in place Interest Rate Protection Agreements providing interest rate protection in a notional principal amount of at least $200,000,000.


 (hereinafter, the foregoing identified Events of Default shall sometimes be referred as the "EXISTING DEFAULTS").

                  D. The Borrower, the Co-Borrower and the Guarantors acknowledge that Existing Defaults have occurred and are continuing.

                  E. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Forbearance Agreement, and the Administrative Agent and the Lenders are willing to enter into this Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

                  NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

                  2. Definitions. All capitalized terms used but not defined in this Forbearance Agreement shall have the meanings ascribed thereto in the Credit Agreement.



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                  3.       Affirmation of Recitals. The recitals set forth above
                           are true and correct and incorporated herein by reference.

                  4. Acknowledgment of Indebtedness and Default. The Borrower, the Co-Borrower and the Guarantors acknowledge that the Existing Defaults, which are material, have occurred under the Loan Documents. The Borrower, the Co-Borrower and the Guarantors acknowledge that all obligations of the Borrower and the Co-Borrower to the Lenders arising under the Notes, the Loan Documents or under any other agreement, document or instrument are presently outstanding and are immediately due and payable, without defense, counterclaim or set-off, and that the Lenders have no obligation to continue making loans or advances to the Borrowers under the Loan Documents. The Obligations (the "OBLIGATIONS") of the Borrower, the Co-Borrower and the Guarantors to the Lenders include without limitation all obligations arising hereunder, under any Loan Document or under any other agreement, document or instrument or otherwise relating to or arising in connection with or under the transactions contemplated hereby or by any of the Loan Documents and including, without limitation, as of December 14, 2000, (i) $63,000,000.00 in principal and $121,167.08 in accrued interest on the Revolving Credit Loans, (ii) $138,763,888.89 in principal and $2,904,675.11 in accrued interest on the Term Loans A, and (iii) $176,343,750.00 in principal and $4,123,504.68 in accrued interest on the Term Loans B, together with continuing interest on all such Loans, as well as Reimbursement Obligations relating to Letters of Credit in the principal amount of $6,124,375, and the Administrative Agent's and Lenders' expenses, including, without limitation in accordance with Sections 10.5 and 11.3 of the Credit Agreement, attorneys' fees and expenses and all other obligations and liabilities arising hereafter or incurred due to the Administrative Agent or Lender by the Borrower, the Co-Borrower or the Guarantors hereunder or under any Loan Document. The Borrower, the Co-Borrower and the Guarantors acknowledge that the Obligations are joint and several obligations and liabilities of the Borrower, the Co-Borrower and the Guarantors.

                  5. The Agent's and Lenders' Forbearance; Revolving Credit Loan Funding. Provided that no Event of Termination (as defined herein) occurs under this Forbearance Agreement and that no Potential Default or Event of Default, as defined under any Loan Document, occurs under any of the Loan Documents, the Administrative Agent and the Lenders agree, subject to the terms and conditions set forth in this Forbearance Agreement, including without limitation, the provisions of Section 9 hereof and in the Loan Documents, not to exercise any of their remedies under the Loan



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                           Documents, or remedies otherwise available to the
                           Administrative Agent or the Lenders to collect the Obligations hereunder or under the Loan Documents or applicable law for the period (the "FORBEARANCE PERIOD") from the date hereof through and including January 16, 2001 (the "FORBEARANCE DATE"). Provided that no Event of Funding Termination (as defined herein) occurs under this Forbearance Agreement, the Lenders with Revolving Credit Commitments agree during the Forbearance Period, subject to the terms and conditions set forth in this Forbearance Agreement, including without limitation, the provisions of Section 9 hereof, and in the Loan Documents, (a) to make advances under the Revolving Credit Loans to the Borrowers as provided in the Credit Agreement, provided however, that the Administrative Agent and the Lenders shall not be obligated to fund Revolving Credit Loans which would result in the sum of the aggregate outstanding Revolving Credit Loans and Letters of Credit Outstanding to exceed (i) during the period from the date hereof through January 1, 2001, $91,124,375, and
                           (ii) during the period from January 2, 2001 through the Forbearance Date $95,666,042, and (b) to extend the maturity date for existing Letters of Credit set forth on Exhibit A to the Waiver which would otherwise terminate during the Forbearance Period and to participate in such Letters of Credit in accordance with Section 2.9 of the Credit Agreement. To the extent that the existence of Events of Default or Potential Defaults other than an Event of Funding Termination would otherwise relieve the Lenders with Revolving Credit Commitment from extending credit under Section 7.2 of the Credit Agreement, such
                           Section 7.2 is hereby amended consistent with this
                           Section 5 and the other terms of this Forbearance Agreement. In the event that the cash flow forecasts to be provided by the Loan Parties pursuant to
                           Section 9(a) below indicate that the advances of the Revolving Credit Loans required by the Borrower and the Co-Borrower during the Forbearance period are less than the sum of $95,666,042 at any one time outstanding (including Letters of Credit Outstanding), then such maximum amount available hereunder shall be automatically reduced in an amount which is consistent with such cash flow forecast.

                  6. Swing Loans. During the Forbearance Period, the Borrower and the Co-Borrower shall not request any Swing Loans, and National City Bank of Pennsylvania shall not be required to make any Swing Loans.



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                  7.       Interest Rates. During the Forbearance Period, the
                           Applicable Margin shall remain at the rates established under the Waiver, which are as follows:

                   ----------------------------------------------------------------------------------------
                     REVOLVING CREDIT AND       REVOLVING CREDIT        TERM LOAN B        TERM LOAN B
                         TERM LOAN A             AND TERM LOAN A         EURO-RATE          BASE RATES
                     EURO-RATE SPREAD AND       BASE RATE SPREAD           SPREAD          SPREAD RATE
                     LETTER OF CREDIT FEE
                   ----------------------------------------------------------------------------------------
                            3.75%                    2.25%                 4.50%               3.00%
                   ----------------------------------------------------------------------------------------

                  8. Interest Periods. During the Forbearance Period, the Borrower and the Co-Borrower shall not request any new Revolving Credit Loans to bear interest at the Euro-Rate Option, and the Lenders shall not be required to make new Revolving Credit Loans under the Euro-Rate Option. During the Forbearance Period, the Borrower and the Co-Borrower shall not request any Loans which currently bear interest under the Euro-Rate Option to continue at the Euro-Rate Option at the end of the existing Interest Period relating thereto, and the Lenders shall not be required to continue to offer the Euro-Rate Option with respect to such Loans at the end of the existing Interest Period relating thereto.

                  9. The Borrower's, the Co-Borrower's and the Guarantors' Agreements and Obligations.

                           (a) In addition to the financial and other reporting requirements provided for under Section 8.3 of the Credit Agreement, during the Forbearance Period the Loan Parties shall on the first Business Day of each week continue to provide to the Lenders a forecast which details the Loan Parties' anticipated cash flows, including without limitation, anticipated receipts, expenditures and borrowings of Revolving Credit Loans. Each such forecast shall be accompanied by a summary report of the Loan Parties of the actual receipts, expenditures and borrowings of Revolving Credit Loans for the previous week and a comparison of such results to the forecast previously delivered for such week. Each cash flow forecast shall provide a forecast for the next succeeding four weeks.

                           (b) The Borrower, the Co-Borrower and the Guarantors shall fully cooperate with the professionals engaged by Administrative Agent, counsel for the Administrative Agent and the Lenders in connection with the review by such professionals of the financial statements and operations of the Loan Parties. Such cooperation shall extend to, without limitation,



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                           Newmarket Partners, LLC and Ernst & Young LLP. The
                           Borrower and the Co-Borrower, jointly and severally, unconditionally agree to pay or reimburse and hold the Administrative Agent harmless against claims of Newmarket Partners, LLC and Ernst & Young, LLP for payment of fees and expenses of such professional advisors, which fees and expenses shall be reimbursable expenses in accordance with Section 10.5 of the Credit Agreement.

                           (c) The Administrative Agent shall have dominion over the cash collateral of the Loan Parties to the extent required by the Administrative Agent. The dominion to be established shall include, without limitation, the deposit of cash and cash equivalents in a deposit account or deposit accounts under the sole control of the Administrative Agent and the application of such funds each Business Day to the outstanding balance of the Revolving Credit Loans. The Borrower, the Co-Borrower and the Guarantors shall fully cooperate with the Administrative Agent in connection with the establishment of dominion over cash collateral by the Administrative Agent for the benefit of the Lenders. The implementation of such dominion over cash collateral by the Administrative Agent shall be in addition to and not in lieu of any other rights and remedies provided to the Administrative Agent and the Lenders with respect to the Collateral under the Loan Documents.

                           (d) During the Forbearance Period and as soon as is reasonably practicable, the Borrower and the Co-Borrower shall commence a search for a professional or professionals to be retained by the Borrower and acceptable to the Administrative Agent. Such professional(s) shall serve as a interim operating manager to address the financial performance and operations of the Loan Parties in light of the adjustments which the independent certified public accounts of the Borrower have indicated need to be made to the consolidated financial statements of the Borrower for the fiscal year ended September 30, 2000.

                           (e) In the event that during the Forbearance Period, the Loan Parties make any disposition or dispositions of assets which individually or in the aggregate have a market value in an amount greater than $250,000, then in such event the Loan Parties shall make a mandatory prepayment to the Administrative Agent in an amount equal to the net proceeds of all such dispositions in excess of $250,000, which mandatory prepayment shall be applied to the Term Loans A and the Term Loans B in accordance with the provisions of
                           Section 5.5.1 of the Credit Agreement.

                           (f) The Borrowers, the Co-Borrower and the Guarantors acknowledge and agree that this Forbearance Agreement is a Loan Document.


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                  10.      Events of Termination. An Event of Termination shall
                           mean the occurrence of any one or more of the following (each an "EVENT OF TERMINATION"):

                           (a) any Potential Default or Event of Default, as defined in any Loan Document, occurs under any of the Loan Documents other than the Existing Defaults;

                           (b) the failure of the Borrower, the Co-Borrower or the Guarantors to make any payment to the Administrative Agent or any Lender when and as required by the Credit Agreement, the Notes, this Forbearance Agreement or any other Loan Document;

                           (c) the untruth of any representation or warranty contained in this Forbearance Agreement, or the existence of a misrepresentation of fact or fraud contained in any certificate, document or information heretofore or hereafter submitted or communicated (with the exception of the Existing Defaults and other Events of Default or Potential Defaults previously disclosed by the Loan Parties to the Lenders) to the Administrative Agent or the Lenders pursuant to or in support of this Forbearance Agreement;

                           (d) breach or violation of any term, covenant, agreement, obligation or condition contained in this Forbearance Agreement;

                           (e) the independent certified public accountants of the Loan Parties, or either of the professionals engaged or co-engaged by counsel to the Administrative Agent, report either orally or in writing, or otherwise determine that either (i) the adjustment required to be made to the unaudited consolidated financial statements of the Borrower for the fiscal year ended September 30, 2000, results in a negative impact to such consolidated financial statements of the Borrower in excess of $75,000,000 on a pre-tax basis, or (ii) any material adjustment is required to be made in any audited consolidated financial statements of the Borrower for the fiscal year ended September 30, 1999, or any fiscal year prior thereto (the occurrence of an event described in this item (e) or the occurrence of an event described in any of items (b), (c) or (d) above shall constitute an "EVENT OF FUNDING TERMINATION" for purposes of Section 5 of this Forbearance Agreement);

                           (f) the Borrower, the Co-Borrower or any Guarantor shall agree to a negative pledge, i.e. any agreement not to grant or consent to the entry of any security interest or other Lien; and

                           (g) any other creditor or holder of any Indebtedness of the Borrower, the Co-Borrower or any Guarantor confesses judgment or institutes or commences any action against it to collect any Indebtedness or obligation


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                           or takes any action to realize upon any collateral
                           securing such Indebtedness or obligation.

                  11. Release; No Discharge. As additional consideration for the Administrative Agent's and the Lenders' entering into this Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally release and forever discharge the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "RELEASED PARTIES") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower or any of the Guarantors may now have or claim to have against the Administrative Agent or any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Forbearance Agreement or the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations or any of the Loan Documents. The obligations of the Borrower, the Co-Borrowers and the Guarantors under the Loan Documents and this Forbearance Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

                           (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Forbearance Agreement, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                           (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and this Forbearance Agreement.



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                  12.      Termination. On the Termination Date, which means the
                           date which is the earlier of the Forbearance Date or the date any Event of Termination occurs under this Forbearance Agreement, the Administrative Agent and the Lenders may in their sole and absolute discretion
                           (i) end their forbearance without notice or demand of any kind or nature whatsoever or (ii) pursue any remedy available to them. On the Funding Termination Date, which means the date which is the earlier of the Forbearance Date or the date any Event of Funding Termination occurs under this Forbearance Agreement, the Administrative Agent and the Lenders with Revolving Credit Loans Commitments shall have no obligation to make any advances, loans or extensions of credit on their Revolving Credit Commitments to the Borrower or the Co-Borrower.

                  13. Construction. This Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Forbearance Agreement may have been or has been prepared by the Administrative Agent, the Lenders or their counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Security Agreement, Pledge Agreement, Patent, Trademark and Copyright Security Agreement, Collateral Assignment and/or Mortgage, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Documents or the priority thereof. Nothing in this Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

                  14. Entire Agreement. The Borrower, the Co-Borrower and the Guarantors each acknowledge that there are no other agreements, representations, either or oral or written, expressed or implied, not embodied in this Forbearance Agreement and the Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower, the Co-Borrower, the Guarantors, the Administrative Agent and the Lenders. The Borrower, the Co-Borrower and the Guarantors hereby acknowledge and agree that the Loan Documents are in full force and effect and the provisions of the Loan Documents are hereby ratified and confirmed.



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                  15.      The Borrower, the Co-Borrower and Guarantor Remain in
                           Control. The Borrower, the Co-Borrower and the Guarantors each acknowledge that they remain in control of their respective business and affairs and that they determine the respective business plans for, and employment, management and operating directions and decisions for their respective business and affairs.

                  16. Time is of the Essence. Time shall be of the strictest essence in the performance of each and every one of the Borrower's, the Co-Borrower's and the Guarantors' obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent, to furnish information to the Administrative Agent and the Lenders and to comply with all reporting requirements.

                  17. No Waiver of Rights Under Loan Documents. Any negotiation heretofore or hereafter and any action undertaken pursuant to this Forbearance Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of the Administrative Agent's or any Lender's rights or remedies under the Loan Documents or this Forbearance Agreement or prejudice the Administrative Agent's or any Lender's rights under the Loan Documents or this Forbearance Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 11.1 of the Credit Agreement. Furthermore, the parties agree that this Forbearance Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of Section 11.1 of the Credit Agreement.

                  18.      Joint and Several Liability; Voluntary Agreement;
                           Indemnity.

                           (a) The Borrower, the Co-Borrower and the Guarantors acknowledge and agree that they are jointly and severally liable under this Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors represent and warrant that each of them is represented by legal counsel of their choice and that their counsel has had the opportunity to review this Forbearance Agreement, that each of them is fully aware of the terms contained herein and that each of them has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Forbearance Agreement. The



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                                    provisions of this Forbearance Agreement
                                    shall survive the execution and delivery of this Forbearance Agreement.

                           (b) The Borrower, the Co-Borrower and the Guarantors agree, jointly and severally, to indemnify the Administrative Agent and the Lenders and hold each of the Administrative Agent and Lenders harmless in respect of any and all claims, liabilities, damages and expenses (including, without limitation attorneys' fees and expenses) asserted by any person whatsoever or incurred by the Administrative Agent or any Lender arising in connection with the Loan Documents or this Forbearance Agreement. This indemnity agreement shall survive the termination of this Forbearance Agreement, the Loan Documents and the consummation of the transactions contemplated hereby.

                  19. Counterparts. This Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each party executing this Forbearance Agreement represents that such party has the full authority and legal power to do so.

                  20. Certifications. The Borrower, the Co-Borrower and the Guarantors shall each furnish to the Administrative Agent, within 10 days of their execution and delivery of this Forbearance Agreement, a certified copy of the resolutions adopted by its board of directors or governing body authorizing the Borrower, the Co-Borrower and the Guarantors, as the case may be, to execute, deliver and perform their respective obligations under this Forbearance Agreement and the incumbency of the officers authorized to execute and deliver the Forbearance Agreement on behalf of the Borrower, the Co-Borrower and the Guarantors, together with the true signature of such officers.

                  21. No Waiver of Remedies. The Administrative Agent and each Lender expressly reserves any and all rights and remedies available to it under this Forbearance Agreement, the Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Forbearance Agreement and the Loan Documents are cumulative and not exhaustive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower, the Co-Borrower and the Guarantors, in any instance shall, in itself, entitle the Borrower, the Co-Borrower and the Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to any other or further action in any circumstance without notice or demand.

                  22. No Commitment. Except as expressly provided herein, this Forbearance Agreement is not intended as a commitment by the Administrative Agent or the Lenders to modify the Loan Documents in any respect or otherwise and the Administrative Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advises that no action should be taken by the Borrower, the Co-Borrower and the Guarantors based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

                  23. No Third Party Beneficiaries. By execution of this Forbearance, the Administrative Agent and the Lenders do not intend to assume and are not hereby assuming any obligation to any third party. No third party shall be or shall be deemed a beneficiary of this Forbearance Agreement.

                  24. Governing Law and Binding Effect. This Forbearance Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania for all purposes shall be governed by and construed and enforced in accordance with the Laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws principles. This Forbearance Agreement shall be binding upon and shall inure to the benefit of the Borrower, the Co-Borrower, the Guarantors the Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that none of the Borrower, the Co-Borrower or any Guarantor may assign any of its rights or duties hereunder without the prior written consent of the Administrative Agent and the Lenders.

                  25. LIMITATION ON DAMAGES. NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER NOR ANY AGENT OR ATTORNEY FOR OR OF THE ADMINISTRATIVE AGENT OR ANY LENDER SHALL BE LIABLE TO THE BORROWER, THE CO-BORROWER OR THE GUARANTORS FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN THIS FORBEARANCE AGREEMENT, OR THIS FORBEARANCE AGREEMENT OR ANY

                           LOAN DOCUMENT OR THE ACTION OR INACTION OF THE ADMINISTRATIVE AGENT, ANY LENDER, THE BORROWER, THE CO-BORROWER OR ANY GUARANTOR UNDER THIS FORBEARANCE AGREEMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

                  26. WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER, THE CO-BORROWER AND THE GUARANTORS EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON, RELATING TO OR ARISING UNDER THIS FORBEARANCE AGREEMENT, ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ANY TRANSACTION RELATED HERETO OR THERETO OR THE SUBJECT MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER, THE CO-BORROWER AND THE GUARANTORS EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS FORBEARANCE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT OR OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER, THE CO-BORROWER AND THE GUARANTORS TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                           THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND
                           VOLUNTARILY MADE BY THE BORROWER, THE CO-BORROWER AND THE GUARANTORS, AND EACH OF THEM ACKNOWLEDGES THAT NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS NOR ANY PERSON ACTING ON BEHALF OF ANY OF THEM HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT, LAW OR OTHERWISE TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER, THE CO-BORROWER AND THE GUARANTORS EACH FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS FORBEARANCE AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT EACH OF THEM HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER, THE CO-BORROWER AND THE

                           GUARANTORS EACH FURTHER ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.

                  27. CONSENT TO JURISDICTION. THE BORROWER, THE CO-BORROWER AND THE GUARANTORS EACH HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, COMMONWEALTH OF PENNSYLVANIA, OR ANY SUCCESSOR TO SAID COURT, AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, OR ANY SUCCESSOR TO SAID COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER, THE CO-BORROWER AND THE GUARANTORS EACH WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

                  28. Expenses. The Borrower, the Co-Borrower and the Guarantors, jointly and severally, agree to reimburse the Administrative Agent and the Lenders for all costs and expenses (including, without limitation, all fees and expenses of counsel or accountants with whom the Administrative Agent or any Lender may consult and all expenses and costs of litigation or preparation therefor) in connection with:

                           (a) this Forbearance Agreement, any amendments, supplements, waivers, replacements, modifications or consents to this Forbearance Agreement, any Loan Document, or any document relating to or evidencing any of Liens of the Administrative Agent or the Lenders; and

                           (b) the enforcement, protection or preservation of Administrative Agent's or Lenders' rights or remedies under any of this Forbearance Agreement, any Loan Document, or under any agreement, document or instrument relating to or evidencing any of the Liens of any Agent or Lender or under any Lien securing any Obligation.

                           As set forth in Section 11.3 of the Credit Agreement, the Lenders will consider the usage of one law firm to represent the interests of the Lenders and the Administrative Agent, but the determination regarding usage of counsel will be in the sole and absolute discretion of the Lenders, and the legal expenses of all such counsel shall be subject to the reimbursement provisions set forth herein. The Borrower, the Co-Borrower and the Guarantors each directs and authorizes the Administrative Agent and Lenders to debit automatically from any account of the Borrower, the Co-Borrower or any Guarantor maintained at the Administrative Agent or any Lender the amount of all such costs and expenses.

                  29. Further Assurances. The Borrower, the Co-Borrower and the Guarantors will from time to time, make, do exercise and acknowledge, as requested by the Administrative Agent from time to time, such further agreements, certificates, documents, instruments, acts, deeds, conveyances, mortgages, security agreements, financing statements, continuation statements and other assurances as may be required or requested for the purpose of effectuating the intent hereof and of the Loan Documents.

                  30. Consent, Agreement and Acknowledgment of Guarantor. The Guarantors each consent and agree to each and every term and provision of this Forbearance Agreement, as well as to all actions and transactions contemplated under this Forbearance Agreement and the execution and delivery of this Forbearance Agreement and agrees and acknowledges that all of the Obligations are Guaranteed Indebtedness, as defined in the Guaranty Agreement. Each of the Guarantors further consents and agrees that neither this Forbearance Agreement nor any actions or transactions contemplated hereunder shall provide any Guarantor with any defense to the Obligations of the Guarantor under the Guaranty Agreement.

                  31. Reservation of Rights as to Other Obligations. Each of the Borrower, the Co-Borrower and the Guarantors acknowledges and agrees that each may have other loans from and/or obligations to the Administrative Agent and the Lenders other than the Obligations which are the subject of this Forbearance Agreement (hereinafter, the "OTHER OBLIGATIONS") which Other Obligations are in no way affected by this Forbearance Agreement and remain fully due, payable and enforceable in accordance with their own terms and provisions. Each of the Borrower, the Co-Borrower and the Guarantors hereby agrees that the Administrative Agent and the Lenders, by entering into this Forbearance Agreement in no way waives, discharges, releases, or compromises any claims, causes of action, and rights as to such Other Obligations, and each of the Borrower, the Co-Borrower and the Guarantors agrees and acknowledges that it or he continue to be liable for payment and performance of such Other Obligations notwithstanding the entry into this Forbearance Agreement by the Administrative Agent and the Lenders.

                  32. Authority. As a material inducement to the Administrative Agent and the Lenders to enter into this Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby represent and warrant to the Administrative Agent and the Lenders that:

                           (a) the Borrower, the Co-Borrower and the Guarantors are duly organized, validly existing and in good standing under the laws of the jurisdiction under which each is organized;

                           (b) the Borrower, the Co-Borrower and the Guarantors have all the power and authority to execute, deliver and perform this Forbearance Agreement;

                           (c) with the exception of class action lawsuits by the shareholders of the Borrower resulting from the inaccurate financial accounting of the Loan Parties reported to the financial press on October 30, 2000 and December 12, 2000, and the lawsuits set forth on the exhibit annexed to the opinion letter to be provided pursuant to Section 33 of this Forbearance Agreement, there are no actions, suits, or proceedings pending, or to the best of the Borrower's, the Co-Borrower's or any Guarantor's knowledge threatened against or affecting any of the Borrower, the Co-Borrower or any Guarantor, or the Collateral in any court or before or by any governmental instrumentality, whether federal, state, county or municipality; and

                           (d) the consummation of the transactions herein contemplated and the performance or observance of the Borrower's, the Co-Borrower's and the Guarantors' obligations under the Loan Documents, this Forbearance Agreement and the transactions required or contemplated herein to which the Borrower, the Co-Borrower or any Guarantor is a party:

                                             (i) have been duly authorized by
                                    all necessary action on the part of the
                                    Borrower, the Co-Borrower and the
                                    Guarantors;

                                             (ii) will not conflict with or
                                    result in a breach of or default under any injunction, or decree of any court or governmental instrumentality, or any forbearance agreement or instrument to which any of the Borrower, the Co-Borrower and the Guarantors is now a party or is subject; and

                                             (iii) will not (except to the
                                    extent provided in this Forbearance
                                    Agreement) result in the creation or
                                    imposition of any Lien of any nature
                                    whatsoever upon any of the property or
                                    assets of the Borrower, the Co-Borrower and the Guarantors pursuant to the terms of any such forbearance agreement or instrument.

                           (e) To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Forbearance Agreement or the carrying out or performance of any of the transactions required or contemplated by this Forbearance Agreement, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the entry of this Forbearance Agreement.

                  33. Opinion of Counsel. The Borrower, the Co-Borrower and the Guarantor shall furnish to the Administrative Agent, within 10 days of their execution and delivery of this Forbearance Agreement, the written opinion of counsel to the Borrower, the Co-Borrower and the Guarantors upon which the Administrative Agent and the Lenders may rely and which shall be in form and substance satisfactory to the Administrative Agent and contain the following opinions:

                           (a) the Borrower, the Co-Borrower and the Guarantors are duly organized and validly existing under the Laws of the jurisdictions under which they are organized and are in good standing under such Laws;

                           (b) the Borrower, the Co-Borrower and the Guarantors and their officers have all the power and authority to execute, deliver and perform this Forbearance Agreement, and the Loan Documents and have taken all necessary action to authorize the execution, delivery and performance of this Forbearance Agreement;

                           (c) this Forbearance Agreement has been duly executed and delivered on behalf of the Borrower, the Co-Borrower and the Guarantors and constitutes valid, enforceable and binding obligations of the Borrower, the Co-Borrower and the Guarantors in accordance with their respective terms and do not violate any Law; and

                           (d) with the exception of class action lawsuits by the shareholders of the Borrower resulting from the inaccurate financial accounting of the Loan Parties reported to the financial press on October 30, 2000 and December 12, 2000, to the knowledge of such counsel there is no action, suit, or proceeding pending, or threatened against the Borrower, the Co-Borrower or the Guarantors or the Collateral, in any court or before or by any governmental instrumentality, whether federal, state, county or municipal, except as set forth on an exhibit annexed to the opinion letter.

                  34. Miscellaneous. This Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower and the Guarantors and their respective successors and assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Section 11.6 of the Credit Agreement. If any provision of this Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Forbearance Agreement, any investigation by the Administrative Agent or Lenders or any other event or condition whatsoever. All obligations of the Borrower, the Co-Borrower and the Guarantors to make payments to the Administrative Agent or the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors hereunder and under the Loan Documents, and shall not be affected by reason of an invalidity, illegality or irregularity of this Forbearance Agreement or any Loan Document. The covenants and agreements contained in or given pursuant to this Forbearance Agreement or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrower and the Guarantors. Unless the context of this Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof, "herein", "hereunder", and similar terms in this Forbearance Agreement refer to this Forbearance Agreement as a whole and not to any particular provision of this Forbearance Agreement. The section and other headings contained in this Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Forbearance Agreement unless otherwise specified.

                  35. Execution and Return of Forbearance Agreement. If this Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by December 15, 2000, the Administrative Agent and the Lenders shall have no obligations hereunder and this Forbearance Agreement, automatically, without notice or demand of any kind whatsoever, shall be void and of no force and effect whatsoever. Subject to the other requirements set forth herein, this Forbearance Agreement shall become effective and enforceable upon the receipt by the Administrative Agent of the signatures of the Loan Parties as required herein and the signatures of the Required Lenders. Time is of the strictest essence.


                                           [SIGNATURE PAGES TO FOLLOW]

                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT


         This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "Amendment to Forbearance Agreement") is dated as of the 11th day of January, 2001, by and among Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

                  A. Reference is made to that certain Forbearance Agreement dated as of the 18th day of December, 2000, among Rent-Way, Inc., Rent-Way of TTIG, L.P., the Guarantors, the Lenders, the Administrative Agent and the additional agents for the Lenders (the "Forbearance Agreement"). Reference is also made to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000, and by the Forbearance Agreement (collectively, the "Credit Agreement"),

                  B. Each of the Existing Defaults listed in Section 1.C.(a) through (d) of the Forbearance Agreement is continuing. In addition thereto, an additional Event of Default has occurred under the Credit Agreement by reason of the failure of the Loan Parties to deliver the Borrower's consolidated financial statements as of the end of each month for the months of October 31 and November 30, 2000 as required in accordance with Section 8.3.1 of the Credit Agreement.

                  C. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement, and the Administrative Agent and the Lenders are willing to enter into this Amendment to Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

         NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1) Definitions. All capitalized terms used but not defined in this Amendment to Forbearance Agreement shall have the meanings ascribed thereto in the Forbearance Agreement.

         2) Affirmation of Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

         3) Acknowledgments Regarding Existing Defaults. The Borrower, the Co-Borrower and the Guarantors acknowledge that each of the Existing Defaults is continuing and makes and reconfirms as of the date hereof each of the other acknowledgments in Section 4 of the Forbearance Agreement. The parties to this Amendment to Forbearance Agreement acknowledge and agree that the failure of the Loan Parties to deliver (i) the consolidated financial statements of the Borrower in accordance with Section 8.3.1 of the Credit Agreement for the months ended October 31 and November 30, 2000, and (ii) the Form 10-K of the Borrower in accordance with Section 8.3.3 of the Credit Agreement for the fiscal year ended September 30, 2000, shall from and after the date hereof constitute additional Existing Defaults.

         4) Amendments to Forbearance Agreement.

                  (a) Section 5 of the Forbearance Agreement is hereby amended by deleting the reference to "January 16, 2001" and replacing it with "February 28, 2001". It is understood that the effect of such amendment is to extend the Forbearance Period under the Forbearance Agreement to February 28, 2001 and to change the "Forbearance Date" to be February 28, 2001.

                  (b) Section 5 of the Forbearance Agreement is hereby further amended by deleting the phrase "(ii) during the period from January 2, 2001 through the Forbearance Date, $95,666,042", and in lieu thereof, inserting the phrase "(ii) during the period from January 2, 2001 through January 16, 2001, $95,666,042, and (iii) during the period from January 17, 2001 through the Forbearance Date, $91,127,778". It is understood that the effect of such amendment is to reduce the maximum amount of aggregate outstanding Revolving Credit Loans and Letters of Credit Outstanding during the extension of the Forbearance Period by the amount of $4,538,264.

         5) Release; No Discharge. As additional consideration for the Administrative Agent and the Lenders entering into this Amendment to Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the

Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon the Forbearance Agreement, as amended hereby, or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents. The obligations of the Borrower, the Co-Borrower and the Guarantors under the Loan Documents and the Forbearance Agreement, as amended hereby, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected, except as otherwise expressly provided by the Forbearance Agreement, as amended hereby, by:

                  (a) any exercise or nonexercise by the Administrative Agent or any Lender of any right, remedy, power or privilege under or in respect of the Forbearance Agreement, as amended hereby, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or the Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                  (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or the Guarantors as a matter of law, other than payment in full of all Obligations including but not limited to all obligations under the Loan Documents and the Forbearance Agreement, as amended hereby.

         6) No Defenses. Each of the Borrower, the Co-Borrower and the Guarantors acknowledge and agrees that the Forbearance Agreement, as amended hereby, and the other Loan Documents are valid and enforceable and that none of them has any offsets or defenses to the enforcement of the terms and provisions contained in any thereof.

         7) Reservation of Rights and Remedies. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them or any of them under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

         8) Miscellaneous. This Amendment to Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower, the Guarantors, and their respective successors and permitted assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Section 11.6 of the Credit Agreement. If any provision of this Amendment to Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment to Forbearance Agreement, any investigation by the Administrative Agent or any Lender or any other event or condition whatsoever. None of the obligations of the Borrower, the Co-Borrower and the Guarantors shall be affected by reason of invalidity, illegality or irregularity of this Amendment to Forbearance Agreement or any Loan Document, and except to the extent expressly provided otherwise herein, and all obligations to make payments to the Administrative Agent and the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors under the Forbearance Agreement, as amended hereby, and under the Loan Documents. Except to the extent expressly provided otherwise, the covenants and agreements contained in or given pursuant to the Forbearance Agreement, as amended hereby, or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrowers and the Guarantors. Unless the context of this Amendment to Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Amendment to Forbearance Agreement refer to the Forbearance Agreement as a whole and not to any particular provision of this Amendment to Forbearance Agreement. The section and other headings contained in this Amendment to Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Amendment to Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment to Forbearance Agreement unless otherwise specified.

         9) Construction. This Amendment to Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Amendment to Forbearance Agreement may have been or has been prepared by the Administrative Agent, any Lender or its counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment to Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment to Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Loan Document, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof, except to the extent expressly provided otherwise under the Forbearance Agreement, as amended hereby. Nothing in this Amendment to Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

         10) Execution and Return of Amendment to Forbearance Agreement. If this Amendment to Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by 5:00 p.m. Pittsburgh time on January 11, 2001, the Administrative Agent and the Lenders shall have no obligations hereunder, and this Amendment to Forbearance Agreement shall be of no force and effect. This

Amendment to the Forbearance Agreement shall be effective when it has been signed by the Borrower, the Co-Borrower, the Guarantors and the Required Lenders and delivered to the Administrative Agent. Time is of the strictest essence.

         11) Full Force and Effect of Forbearance Agreement. Except as expressly amended by this Amendment to Forbearance Agreement, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect.

         12) Execution in Counterparts. This Amendment to the Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute one agreement. Each party executing this Amendment to the Forbearance Agreement represents that such party has the full authority and legal power to do so.


                          [SIGNATURE PAGES TO FOLLOW]


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT


         This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "Amendment to Forbearance Agreement") is dated as of the 28th day of February, 2001, by and among Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

                  A. Reference is made to that certain Forbearance Agreement dated as of the 18th day of December, 2000, as amended by a First Amendment thereto dated as of January 11, 2001, among Rent-Way, Inc., Rent-Way of TTIG, L.P., the Guarantors, the Lenders, the Administrative Agent and the additional agents for the Lenders (the "Forbearance Agreement"). Reference is also made to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000, and by the Forbearance Agreement (collectively, the "Credit Agreement"),

                  B. Each of the Existing Defaults listed in Section 1.C.(a) through (d) of the Forbearance Agreement and Section 3) of the First Amendment thereto is continuing. In addition thereto, an additional Event of Default has occurred under the Credit Agreement by reason of the failure of the Loan Parties to deliver the Borrower's consolidated financial statements as of the end of each month for the month of December 31, 2000, as required in accordance with
Section 8.3.1 of the Credit Agreement.

                  C. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement, and the Administrative Agent and the Lenders are willing to enter into this Amendment to Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

         NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1) Definitions. All capitalized terms used but not defined in this Amendment to Forbearance Agreement shall have the meanings ascribed thereto in the Forbearance Agreement.

         2) Affirmation of Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

         3) Acknowledgments Regarding Existing Defaults. The Borrower, the Co-Borrower and the Guarantors acknowledge that each of the Existing Defaults is continuing and makes and reconfirms as of the date hereof each of the other acknowledgments in Section 4 of the Forbearance Agreement and in Section 3) of the First Amendment thereto. The parties to this Amendment to Forbearance Agreement acknowledge and agree that the failure of the Loan Parties to deliver the consolidated financial statements of the Borrower in accordance with Section
8.3.1 of the Credit Agreement for the month ended December 31, 2000, shall from and after the date hereof constitute an additional Existing Default.

         4) Amendments to Forbearance Agreement.

                  (a) Section 5 of the Forbearance Agreement is hereby amended by deleting the reference to "February 28, 2001" and replacing it with "April 2, 2001". It is understood that the effect of such amendment is to extend the Forbearance Period under the Forbearance Agreement to April 2, 2001 and to change the "Forbearance Date" to be April 2, 2001.

                  (b) Section 5 of the Forbearance Agreement is hereby further amended by deleting the phrase "(iii) during the period from January 17, 2001 through the Forbearance Date, $91,127,778", and in lieu thereof, inserting the phrase "(iii) during the period from January 17, 2001 through February 28, 2001, $91,127,778, and during the period from February 29 through the Forbearance Date, $76,127,778". It is understood that the effect of such amendment is to reduce the maximum amount of aggregate outstanding Revolving Credit Loans and Letters of Credit Outstanding during the extension of the Forbearance Period by the amount of $15,000,000.

         5) Release; No Discharge. As additional consideration for the Administrative Agent and the Lenders entering into this Amendment to Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon the Forbearance Agreement, as amended hereby, or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents. The obligations of the Borrower, the Co-Borrower and the Guarantors under the Loan Documents and the Forbearance Agreement, as amended hereby, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected, except as otherwise expressly provided by the Forbearance Agreement, as amended hereby, by:

                  (a) any exercise or nonexercise by the Administrative Agent or any Lender of any right, remedy, power or privilege under or in respect of the Forbearance Agreement, as amended hereby, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or the Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                  (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or the Guarantors as a matter of law, other than payment in full of all Obligations including but not limited to all obligations under the Loan Documents and the Forbearance Agreement, as amended hereby.

         6) No Defenses. Each of the Borrower, the Co-Borrower and the Guarantors acknowledge and agrees that the Forbearance Agreement, as amended hereby, and the other Loan Documents are valid and enforceable and that none of them has any offsets or defenses to the enforcement of the terms and provisions contained in any thereof.

         7) Reservation of Rights and Remedies. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them or any of them under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

         8) Miscellaneous. This Amendment to Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower, the Guarantors, and their respective successors and permitted assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Section 11.6 of the Credit Agreement. If any provision of this Amendment to Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment to

Forbearance Agreement, any investigation by the Administrative Agent or any Lender or any other event or condition whatsoever. None of the obligations of the Borrower, the Co-Borrower and the Guarantors shall be affected by reason of invalidity, illegality or irregularity of this Amendment to Forbearance Agreement or any Loan Document, and except to the extent expressly provided otherwise herein, and all obligations to make payments to the Administrative Agent and the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors under the Forbearance Agreement, as amended hereby, and under the Loan Documents. Except to the extent expressly provided otherwise, the covenants and agreements contained in or given pursuant to the Forbearance Agreement, as amended hereby, or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrowers and the Guarantors. Unless the context of this Amendment to Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Amendment to Forbearance Agreement refer to the Forbearance Agreement as a whole and not to any particular provision of this Amendment to Forbearance Agreement. The section and other headings contained in this Amendment to Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Amendment to Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment to Forbearance Agreement unless otherwise specified.

         9) Construction. This Amendment to Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Amendment to Forbearance Agreement may have been or has been prepared by the Administrative Agent, any Lender or its counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment to Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment to Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Loan Document, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof, except to the extent expressly provided otherwise under the Forbearance Agreement, as amended hereby. Nothing in this Amendment to Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

         10) Execution and Return of Amendment to Forbearance Agreement. If this Amendment to Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by 12:00 noon Pittsburgh time on February 27, 2001, the Administrative Agent and the Lenders shall have no obligations hereunder, and this Amendment to Forbearance Agreement shall be of no force and effect. This Amendment to the Forbearance Agreement shall be effective when it has been signed by the

Borrower, the Co-Borrower, the Guarantors and the Required Lenders and delivered to the Administrative Agent. Time is of the strictest essence.

         11) Full Force and Effect of Forbearance Agreement. Except as expressly amended by this Amendment to Forbearance Agreement, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect.

         12) Execution in Counterparts. This Amendment to the Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute one agreement. Each party executing this Amendment to the Forbearance Agreement represents that such party has the full authority and legal power to do so.


                          [SIGNATURE PAGES TO FOLLOW]


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                    THIRD AMENDMENT TO FORBEARANCE AGREEMENT


         This THIRD AMENDMENT TO FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "Amendment to Forbearance Agreement") is dated as of the 2nd day of April, 2001, by and among Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

                  A. Reference is made to that certain Forbearance Agreement dated as of the 18th day of December, 2000, as amended by a First Amendment thereto dated as of January 11, 2001, and a Second Amendment thereto dated as of February 29, 2001, among Rent-Way, Inc., Rent-Way of TTIG, L.P., the Guarantors, the Lenders, the Administrative Agent and the additional agents for the Lenders (the "Forbearance Agreement"). Reference is also made to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000, and by the Forbearance Agreement (collectively, the "Credit Agreement"),

                  B. Each of the Existing Defaults listed in Section 1.C.(a) through (d) of the Forbearance Agreement and Section 3) of both the First Amendment and Second Amendment thereto is continuing. In addition thereto, an additional Event of Default has occurred under the Credit Agreement by reason of the failure of the Loan Parties to deliver the Borrower's consolidated financial statements as of the end of each month for the month of January 31, 2001 and February 28, 2001, as required in accordance with Section 8.3.1 of the Credit Agreement.

                  C. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement, and the Administrative Agent and the Lenders are willing to enter into this Amendment to Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

         NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1) Definitions. All capitalized terms used but not defined in this Amendment to Forbearance Agreement shall have the meanings ascribed thereto in the Forbearance Agreement.

         2) Affirmation of Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

         3) Acknowledgments Regarding Existing Defaults. The Borrower, the Co-Borrower and the Guarantors acknowledge that each of the Existing Defaults is continuing and makes and reconfirms as of the date hereof each of the other acknowledgments in Section 4 of the Forbearance Agreement and in Section 3) of both the First Amendment and the Second Amendment thereto. The parties to this Amendment to Forbearance Agreement acknowledge and agree that the failure of the Loan Parties to deliver the consolidated financial statements of the Borrower in accordance with Section 8.3.1 of the Credit Agreement for the months ended January 31, 2001, and February 28, 2001, shall from and after the date hereof constitute an additional Existing Default.

         4) Amendments to Forbearance Agreement. Section 5 of the Forbearance Agreement is hereby amended by deleting the reference to "April 2, 2001" and replacing it with "June 7, 2001". It is understood that the effect of such amendment is to extend the Forbearance Period under the Forbearance Agreement to June 7, 2001, and to change the "Forbearance Date" to be June 7, 2001.

         5) Extension and Forbearance Fee. On April 3, 2001, the Borrowers shall pay to the Agent an extension and forbearance fee in an amount equal to the product obtained by multiplying .0015 by the sum of the Revolving Credit Commitments of, and the principal balance outstanding on the Term Loans A and Term Loans B as of March 23, 2001, owed to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 5:00 p.m. Pittsburgh time on March 30, 2001 (which may be sent by facsimile copy). After receipt of such extension and forbearance fee from the Borrowers, the Agent shall pay to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 5:00 p.m. Pittsburgh time on March 30, 2001 (which may be sent by facsimile copy), an amount equal to fifteen (15) basis points of each such Lender's Revolving Credit Commitments, Term Loan A and Term Loan B as of March 23, 2001.

         6) Release; No Discharge. As additional consideration for the Administrative Agent and the Lenders entering into this Amendment to Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon the Forbearance Agreement, as amended hereby, or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents. The obligations of the Borrower, the Co-Borrower and the Guarantors under the Loan Documents and the Forbearance Agreement, as amended hereby, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected, except as otherwise expressly provided by the Forbearance Agreement, as amended hereby, by:

                  (a) any exercise or nonexercise by the Administrative Agent or any Lender of any right, remedy, power or privilege under or in respect of the Forbearance Agreement, as amended hereby, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or the Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                  (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or the Guarantors as a matter of law, other than payment in full of all Obligations including but not limited to all obligations under the Loan Documents and the Forbearance Agreement, as amended hereby.

         7) No Defenses. Each of the Borrower, the Co-Borrower and the Guarantors acknowledge and agrees that the Forbearance Agreement, as amended hereby, and the other Loan Documents are valid and enforceable and that none of them has any offsets or defenses to the enforcement of the terms and provisions contained in any thereof.

         8) Reservation of Rights and Remedies. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them or any of them under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

         9) Miscellaneous. This Amendment to Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower, the Guarantors, and their respective successors and permitted assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in Section 11.6 of the Credit Agreement. If any provision of this Amendment to Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment to Forbearance Agreement, any investigation by the Administrative Agent or any Lender or any other event or condition whatsoever. None of the obligations of the Borrower, the Co-Borrower and the Guarantors shall be affected by reason of invalidity, illegality or irregularity of this Amendment to Forbearance Agreement or any Loan Document, and except to the extent expressly provided otherwise herein, and all obligations to make payments to the Administrative Agent and the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors under the Forbearance Agreement, as amended hereby, and under the Loan Documents. Except to the extent expressly provided otherwise, the covenants and agreements contained in or given pursuant to the Forbearance Agreement, as amended hereby, or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrowers and the Guarantors. Unless the context of this Amendment to Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Amendment to Forbearance Agreement refer to the Forbearance Agreement as a whole and not to any particular provision of this Amendment to Forbearance Agreement. The section and other headings contained in this Amendment to Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Amendment to Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment to Forbearance Agreement unless otherwise specified.

         9) Construction. This Amendment to Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Amendment to Forbearance Agreement may have been or has been prepared by the Administrative Agent, any Lender or its counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment to Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment to Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Loan Document, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof, except to the extent expressly provided otherwise under the Forbearance Agreement, as amended hereby. Nothing in this Amendment to Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

         10) Execution and Return of Amendment to Forbearance Agreement. If this Amendment to Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by 12:00 noon Pittsburgh time on March 30, 2001, the Administrative Agent and the Lenders shall have no obligations hereunder, and this Amendment to Forbearance Agreement shall be of no force and effect. This Amendment to the Forbearance Agreement shall be effective when it has been signed by the Borrower, the Co-Borrower, the Guarantors and the Required Lenders and delivered to the Administrative Agent. Time is of the strictest essence.

         11) Full Force and Effect of Forbearance Agreement. Except as expressly amended by this Amendment to Forbearance Agreement, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect.

         12) Execution in Counterparts. This Amendment to the Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute one agreement. Each party executing this Amendment to the Forbearance Agreement represents that such party has the full authority and legal power to do so.


                          [SIGNATURE PAGES TO FOLLOW]



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                                       5

                    FOURTH AMENDMENT TO FORBEARANCE AGREEMENT


         This FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "Amendment to Forbearance Agreement") is dated as of the 25th day of May, 2001, by and among Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

                  A. Reference is made to that certain Forbearance Agreement dated as of the 18th day of December, 2000, as amended by a First Amendment thereto dated as of January 11, 2001, a Second Amendment thereto dated as of February 29, 2001, and a Third Amendment thereto dated as of April 2, 2001, among Rent-Way, Inc., Rent-Way of TTIG, L.P., the Guarantors, the Lenders, the Administrative Agent and the additional agents for the Lenders (the "Forbearance Agreement"). Reference is also made to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000, and by the Forbearance Agreement (collectively, the "Credit Agreement"),

                  B. Pursuant to Section 10(e) of the Forbearance Agreement, a "Termination Event" and an "Event of Funding Termination", as such terms are defined in the Forbearance Agreement, shall occur if the independent certified public accountants of the Loan Parties report that either: (i) the adjustment required to be made to the unaudited consolidated financial statements of the Borrower for the fiscal year ended September 30, 2000, results in a negative impact to such consolidated financial statements of the Borrower in excess of $75,000,000 on a pre-tax basis, or (ii) any material adjustment is required to be made in any audited consolidated financial statements of the Borrower for the fiscal year ended September 30, 1999, or any fiscal year prior thereto. Based upon information provided by the Loan Parties to the Lenders, the independent certified public accountants of the Loan Parties have determined that both of the events in items (i) and (ii) above exist.

                  C. Without giving effect to the Termination Event described in the preceding recital, the agreement of the Lenders to forbear in accordance with the terms of the

Forbearance Agreement, as set forth in the Third Amendment thereto dated as of April 2, 2001, was otherwise scheduled to expire on June 7, 2001.

                  D. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement to address the above described Termination Event and Event of Funding Termination, and the Administrative Agent and the Lenders are willing to enter into this Amendment to Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

         NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1) Definitions. All capitalized terms used but not defined in this Amendment to Forbearance Agreement shall have the meanings ascribed thereto in the Forbearance Agreement.

         2) Affirmation of Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

         3) Temporary Waiver of Certain Provisions of the Forbearance Agreement. The Lenders hereby waive for the period commencing as of the occurrence of the following Event of Termination and Event of Funding Termination through June 7, 2001 (the "Waiver Period") the following provisions:

                  (a) the independent certified public accountants of the Loan Parties, or either of the professionals engaged or co-engaged by counsel to the Administrative Agent, report either orally or in writing, or otherwise determine that the adjustment required to be made to the unaudited consolidated financial statements of the Borrower for the fiscal year ended September 30, 2000, results in a negative impact to such consolidated financial statements of the Borrower in excess of $75,000,000 on a pre-tax basis; and

                  (b) the independent certified public accountants of the Loan Parties, or either of the professionals engaged or co-engaged by counsel to the Administrative Agent, report either orally or in writing, or otherwise determine that any material adjustment is required to be made in any audited consolidated financial statements of the Borrower for the fiscal year ended September 30, 1999, or any fiscal year prior thereto.

         The above waivers are expressly limited in scope and duration and no other waiver of any other direct or indirect Termination Event or Event of Funding Termination is implied or granted.

         4) Extension and Waiver Fee. On May 29, 2001, the Borrowers shall pay to the Agent an extension and waiver fee in an amount equal to the product obtained by multiplying .00075 by the sum of the Revolving Credit Commitments of, and the principal balance outstanding on the Term Loans A and Term Loans B as of May 25, 2001, owed to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 5:00 p.m. Pittsburgh time on May 25, 2001 (which may be sent by facsimile copy). After receipt of such extension and waiver fee from the Borrowers, the Agent shall pay to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 5:00 p.m. Pittsburgh time on May 25, 2001 (which may be sent by facsimile copy), an amount equal to seven and one-half (7-1/2) basis points of each such Lender's Revolving Credit Commitments, Term Loan A and Term Loan B as of May 25, 2001.

         5) Release; No Discharge. As additional consideration for the Administrative Agent and the Lenders entering into this Amendment to Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon the Forbearance Agreement, as amended hereby, or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents. The obligations of the Borrower, the Co-Borrower and the Guarantors under the Loan Documents and the Forbearance Agreement, as amended hereby, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected, except as otherwise expressly provided by the Forbearance Agreement, as amended hereby, by:

                  (a) any exercise or nonexercise by the Administrative Agent or any Lender of any right, remedy, power or privilege under or in respect of the Forbearance Agreement, as amended hereby, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or the Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                  (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or the Guarantors as a matter of law, other than payment in full of all Obligations including but not limited to all obligations under the Loan Documents and the Forbearance Agreement, as amended hereby.

         6) No Defenses. Each of the Borrower, the Co-Borrower and the Guarantors acknowledge and agrees that the Forbearance Agreement, as amended hereby, and the other Loan

Documents are valid and enforceable and that none of them has any offsets or defenses to the enforcement of the terms and provisions contained in any thereof.

         7) Reservation of Rights and Remedies. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them or any of them under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

         8) Miscellaneous. This Amendment to Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower, the Guarantors, and their respective successors and permitted assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in Section 11.6 of the Credit Agreement. If any provision of this Amendment to Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment to Forbearance Agreement, any investigation by the Administrative Agent or any Lender or any other event or condition whatsoever. None of the obligations of the Borrower, the Co-Borrower and the Guarantors shall be affected by reason of invalidity, illegality or irregularity of this Amendment to Forbearance Agreement or any Loan Document, and except to the extent expressly provided otherwise herein, and all obligations to make payments to the Administrative Agent and the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors under the Forbearance Agreement, as amended hereby, and under the Loan Documents. Except to the extent expressly provided otherwise, the covenants and agreements contained in or given pursuant to the Forbearance Agreement, as amended hereby, or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrowers and the Guarantors. Unless the context of this Amendment to Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Amendment to Forbearance Agreement refer to the Forbearance Agreement as a whole and not to any particular provision of this Amendment to Forbearance Agreement. The section and other headings contained in this Amendment to Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Amendment to Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment to Forbearance Agreement unless otherwise specified.

         9) Construction. This Amendment to Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Amendment to Forbearance Agreement may have been or has been prepared by the Administrative Agent, any Lender or its counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment to Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment to Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Loan Document, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof, except to the extent expressly provided otherwise under the Forbearance Agreement, as amended hereby. Nothing in this Amendment to Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

         10) Execution and Return of Amendment to Forbearance Agreement. If this Amendment to Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by 5:00 p.m. Pittsburgh time on May 25, 2001, the Administrative Agent and the Lenders shall have no obligations hereunder, and this Amendment to Forbearance Agreement shall be of no force and effect. This Amendment to the Forbearance Agreement shall be effective when it has been signed by the Borrower, the Co-Borrower, the Guarantors and the Required Lenders and delivered to the Administrative Agent. Time is of the strictest essence.

         11) Full Force and Effect of Forbearance Agreement. Except as expressly amended by this Amendment to Forbearance Agreement, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect.

         12) Execution in Counterparts. This Amendment to the Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute one agreement. Each party executing this Amendment to the Forbearance Agreement represents that such party has the full authority and legal power to do so.


                          [SIGNATURE PAGES TO FOLLOW]


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                                       5

                    FIFTH AMENDMENT TO FORBEARANCE AGREEMENT


         This FIFTH AMENDMENT TO FORBEARANCE AGREEMENT (together with all agreements, documents and instruments attached hereto or referred to herein as any or all of the same may be amended, replaced or supplemented from time to time, the "Amendment to Forbearance Agreement") is dated as of the 7th day of June, 2001, by and among Borrowers (as defined in the Credit Agreement, as hereinafter defined), including, without limitation, RENT-WAY, INC., a Pennsylvania corporation (for itself and successor by merger to Rentavision, Inc.), as the Borrower, and RENT-WAY OF TTIG, L.P., an Indiana limited partnership, as the Co-Borrower, each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and BANK OF MONTREAL and HARRIS TRUST AND SAVINGS BANK, in their capacity as syndication agents.

                                R E C I T A L S:

         A. Reference is made to that certain Forbearance Agreement dated as of the 18th day of December, 2000, as amended by a First Amendment thereto dated as of January 11, 2001, a Second Amendment thereto dated as of February 29, 2001, a Third Amendment thereto dated as of April 2, 2001, and a Fourth Amendment thereto dated as of May 25, 2001, among Rent-Way, Inc., Rent-Way of TTIG, L.P., the Guarantors, the Lenders, the Administrative Agent and the additional agents for the Lenders (the "Forbearance Agreement"). Reference is also made to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, and Amendment No. 5 thereto dated as of November 16, 2000, as also modified by a Waiver dated as of November 16, 2000, and by the Forbearance Agreement (collectively, the "Credit Agreement"),

         B. Each of the Existing Defaults listed in Section 1.C.(a) through (d) of the Forbearance Agreement and Section 3) of the First, Second and Third Amendments and the Termination Event set forth in Recital B of the Fourth Amendment are continuing. In addition thereto, an additional Event of Default has occurred under the Credit Agreement by reason of the failure of the Loan Parties to deliver the Borrower's consolidated financial statements as of the end of each month for the months of March 31, 2001 and April 30, 2001, as required in accordance with Section 8.3.1 of the Credit Agreement, and as of the end of the fiscal quarter ended March 31, 2001, as required in accordance with
Section 8.3.2 of the Credit Agreement.

         C. The Borrower, the Co-Borrower and the Guarantors have requested that the Administrative Agent and the Lenders enter into this Amendment to Forbearance Agreement, and the Administrative Agent and the Lenders are willing to enter into this

Amendment to Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

                  NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1) Definitions. All capitalized terms used but not defined in this Amendment to Forbearance Agreement shall have the meanings ascribed thereto in the Forbearance Agreement.

                  2) Affirmation of Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

                  3) Acknowledgments Regarding Existing Defaults. The Borrower, the Co-Borrower and the Guarantors acknowledge that each of the Existing Defaults is continuing and makes and reconfirms as of the date hereof each of the other acknowledgments in Section 4 of the Forbearance Agreement and in
Section 3) of both the First Amendment, the Second Amendment and the Third Amendment thereto, as well as the Termination Event set forth in Recital B of the Fourth Amendment thereto. The parties to this Amendment to Forbearance Agreement acknowledge and agree that the Existing Defaults and the Termination Event described above, as well as the failure of the Loan Parties to deliver the consolidated financial statements of the Borrower in accordance with Section
8.3.1 and 8.3.2 of the Credit Agreement for the months ended March 31, 2001, and April 30, 2001, and the fiscal quarter ended March 31, 2001, shall from and after the date hereof constitute additional Existing Defaults.

                  4) Amendment to Forbearance Agreement. Section 5 of the Forbearance Agreement is hereby amended by deleting the reference to "June 7, 2001" and replacing it with "July 31, 2001". It is understood that the effect of such amendment is to extend the Forbearance Period under the Forbearance Agreement to July 31, 2001, and to change the "Forbearance Date" to be July 31, 2001.

                  5) Extension and Forbearance Fee. On June 8, 2001, the Borrowers shall pay to the Agent an extension and forbearance fee in an amount equal to the product obtained by multiplying .0015 by the sum of the Revolving Credit Commitments of, and the principal balance outstanding on the Term Loans A and Term Loans B as of June 7, 2001, owed to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 12:00 noon Pittsburgh time on June 7, 2001 (which may be sent by facsimile copy). After receipt of such extension and forbearance fee from the Borrowers, the Agent shall pay to those Lenders which execute and deliver to the Agent this Amendment to Forbearance Agreement prior to 12:00 noon Pittsburgh time on June 7, 2001 (which may be sent by facsimile copy), an amount equal to fifteen (15) basis points of each such Lender's Revolving Credit Commitments, Term Loan A and Term Loan B as of June 7, 2001.

                  6) Release; No Discharge. As additional consideration for the Administrative Agent and the Lenders entering into this Amendment to Forbearance Agreement, the Borrower, the Co-Borrower and the Guarantors each hereby fully and unconditionally releases and forever discharges the Administrative Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, the Co-Borrower and the Guarantors may now have or claim to have on account of or in any way affecting, concerning or arising out of or founded upon the Forbearance Agreement, as amended hereby, or any or all of the Loan Documents against the Administrative Agent, any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings, discussions or negotiations between or among the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Forbearance Agreement, the Loans, the Notes, the Obligations, or any of the Loan Documents. The obligations of the Borrower, the Co-Borrower and the Guarantors under the Loan Documents and the Forbearance Agreement, as amended hereby, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected, except as otherwise expressly provided by the Forbearance Agreement, as amended hereby, by:

                           (a) any exercise or nonexercise by the Administrative
Agent or any Lender of any right, remedy, power or privilege under or in respect of the Forbearance Agreement, as amended hereby, any Loan Document, any document relating to or evidencing any of the Administrative Agent's or the Lenders' Liens or applicable Law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

                           (b) any other act or thing or omission or delay to
do any other act or thing which could operate to or as a discharge of the Borrower, the Co-Borrower or the Guarantors as a matter of law, other than payment in full of all Obligations including but not limited to all obligations under the Loan Documents and the Forbearance Agreement, as amended hereby.

                  7) No Defenses. Each of the Borrower, the Co-Borrower and the Guarantors acknowledge and agrees that the Forbearance Agreement, as amended hereby, and the other Loan Documents are valid and enforceable and that none of them has any offsets or defenses to the enforcement of the terms and provisions contained in any thereof.

                  8) Reservation of Rights and Remedies. The Administrative Agent and the Lenders expressly reserve any and all rights and remedies available to them or any of them under the Forbearance Agreement, as amended hereby, the Credit Agreement and the other Loan Documents, and any other agreement or at law or in equity or otherwise.

                  9) Miscellaneous. This Amendment to Forbearance Agreement is made for the sole benefit and protection of the Administrative Agent, the Lenders, the Borrower, the Co-Borrower, the Guarantors, and their respective successors and permitted assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in Section 11.6 of the Credit Agreement. If any provision of this Amendment to Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower, the Co-Borrower and the Guarantors contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment to Forbearance Agreement, any investigation by the Administrative Agent or any Lender or any other event or condition whatsoever. None of the obligations of the Borrower, the Co-Borrower and the Guarantors shall be affected by reason of invalidity, illegality or irregularity of this Amendment to Forbearance Agreement or any Loan Document, and except to the extent expressly provided otherwise herein, and all obligations to make payments to the Administrative Agent and the Lenders shall survive the termination of all obligations of the Borrower, the Co-Borrower and the Guarantors under the Forbearance Agreement, as amended hereby, and under the Loan Documents. Except to the extent expressly provided otherwise, the covenants and agreements contained in or given pursuant to the Forbearance Agreement, as amended hereby, or under any Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower, the Co-Borrowers and the Guarantors. Unless the context of this Amendment to Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Amendment to Forbearance Agreement refer to the Forbearance Agreement as a whole and not to any particular provision of this Amendment to Forbearance Agreement. The section and other headings contained in this Amendment to Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Amendment to Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment to Forbearance Agreement unless otherwise specified.

                  10) Construction. This Amendment to Forbearance Agreement shall not be construed more strictly against the Administrative Agent or any Lender merely by virtue of the fact that this Amendment to Forbearance Agreement may have been or has been prepared by the Administrative Agent, any Lender or its counsel, it being recognized that the Borrower, the Co-Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment to Forbearance Agreement. The Borrower, the Co-Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment to Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Loan Document, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof, except to the extent expressly provided otherwise under the Forbearance Agreement, as amended hereby. Nothing in this Amendment to Forbearance Agreement shall be intended or construed to hold the Administrative Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower, the Co-Borrower and the Guarantors.

                  11) Execution and Return of Amendment to Forbearance Agreement. If this Amendment to Forbearance Agreement has not been signed by the Borrower, the Co-Borrower and the Guarantors and returned to the Administrative Agent by 12:00 noon Pittsburgh time on June 7, 2001, the Administrative Agent and the Lenders shall have no obligations hereunder, and this Amendment to Forbearance Agreement shall be of no force and effect. This Amendment to the Forbearance Agreement shall be effective when it has been signed by the Borrower, the Co-Borrower, the Guarantors and the Required Lenders and delivered to the Administrative Agent. Time is of the strictest essence.

                  12) Full Force and Effect of Forbearance Agreement. Except as expressly amended by this Amendment to Forbearance Agreement, the terms and provisions of the Forbearance Agreement shall remain unmodified, and the terms and provisions of the Forbearance Agreement, as amended hereby, shall remain in full force and effect.

                  13) Execution in Counterparts. This Amendment to the Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute one agreement. Each party executing this Amendment to the Forbearance Agreement represents that such party has the full authority and legal power to do so.


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                                       5